SCUDDER
NEW ASIA
FUND, INC.

Annual Report
December 31, 1996

A closed-end investment company seeking long-term capital appreciation primarily through investment in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment objective and policies
--------------------------------------------------------------------------------
o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets

General Information
--------------------------------------------------------------------------------
Executive offices
   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
   For account information: 1-800-426-5523
   State Street Bank and Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal counsel
   Dechert Price & Rhoads

Independent Accountants
   Coopers & Lybrand L.L.P.


New York Stock Exchange Symbol -- SAF

Contents
--------------------------------------------------------------------------------
In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          6
Investment Summary                                         7
Portfolio Summary                                          8
Investment Portfolio                                       9
Financial Statements                                      16
Financial Highlights                                      19
Notes to Financial Statements                             20
Report of Independent Accountants                         24
Tax Information                                           25
Dividend Reinvestment and
   Cash Purchase Plan                                     26
Shareholder Meeting Results                               28
Directors and Officers                                    29

This report is sent to the shareholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief

o For the 12 months ended December 31, 1996, Scudder New Asia Fund provided a total return on net asset value of 2.46%. Shares of the Fund traded on the New York Stock Exchange fell 11.56% over the same period. For purposes of comparison, the unmanaged Morgan Stanley Capital International Pacific Index (72% Japan) returned -8.58%, while our adjusted MSCI Asia Free Index (25% Japan) returned 3.69%.

o Following three years of consolidation, we believe that Pacific Basin equity markets as a whole are set for an upturn.

o  Portfolio   holdings   include   regional   players,    low-cost   producers,
   well-positioned  local  companies  with   globally-dominant   partners,   and
   consumer-oriented companies with leading market positions.

Letter to Shareholders
--------------------------------------------------------------------------------
Dear Shareholders:

   For the 12 months ended December 31, 1996, Scudder New Asia Fund provided a total return of 2.46%, based on a $0.03 decrease in the Fund's net asset value per share, $0.33 per share in capital gain distributions, and $0.02 per share in income distributions. Shares of the Fund traded on the New York Stock Exchange fell 11.56% over the same period. For purposes of comparison, the unmanaged Morgan Stanley Capital International Pacific Index (which weights Japan at 72%) returned -8.58%, while our adjusted MSCI Asia Free Index (75% Morgan Stanley All Country Asia Free Index; 25% MSCI Japan Index) returned 3.69%.

REGIONAL OVERVIEW

   In the wake of the economic and asset booms of 1992-1993, Asian central bankers tightened monetary policy to combat inflation. Recent inflation data from China, Indonesia and the Philippines -- historically, the most inflation-prone countries in the region -- suggests that they have won the war. Interest rates have begun to decline in several countries, and we expect this trend to continue.

   We also have begun to see encouraging trade news. Accelerating economic growth and improving trade flows -- particularly in the face of decelerating inflation and falling interest rates -- lead us to believe that aggregate corporate profit growth in the Pacific Basin (excluding Japan) should improve significantly over the next two years. Improving profitability, combined with attractive stock valuations following nearly three years of market stagnation, portend a rebound in Pacific Basin equity markets.

JAPAN

   Our view on Japan is less sanguine than for the rest of the region. Over the next several years, we believe that the losers will outnumber the winners in the Japanese equity market. Deregulation and greater foreign competition will speed consolidation in heretofore sheltered industries including banking, insurance and construction. Equity cross-holdings and long-term positions are being liquidated to shore up sagging earnings. In addition, local investors have begun to seek value and yield more easily found elsewhere. Against this backdrop, we believe that conventional equity valuation measures will become increasingly relevant. Consequently, globally competitive companies at globally attractive valuations are well represented among our Japan holdings.

   Japanese stocks, as a group, fell over the latter part of the year, as investors began to discount slowing growth. Some economists have revised their estimates for 1997 GDP growth down to 1% or less. Furthermore, looked-for changes that might have offset near-term negatives, such as a cut in corporate tax rates, were not forthcoming. Instead, the government stuck with its plan to raise the consumption tax, which is likely to depress spending.

    In a development parallel but separate from Japan's economic problems, the stock market is also in the midst of a difficult transition. As Japan opens up both its physical and capital markets, competition will increase and the justification for "Japanese" valuations will be eroded. There are two ways for Japanese stock valuations to converge to levels typical of other markets: earnings can rise while prices stagnate, or prices can fall to levels justified by earnings or yield. When the outlook for Japanese economic and earnings recovery following five years of sluggish growth was favorable, as it indeed appeared to be in early 1996, one could hope for the former. Based on what investors now glimpse ahead in 1997, fears that the market will take the second route are intensifying.

   We began trimming our Japanese holdings in the third quarter, and our portfolio exposure to Japan remains light. We have increased our exposure to blue chip companies for whom deregulation holds no threat, such as Honda and Toyota. These stocks have been strong market leaders.

HONG KONG AND CHINA

   Two of the best performing markets in the Pacific Basin universe as 1996 drew to a close were, not coincidentally, China and Hong Kong. In China, low inflation and declining interest rates were important positive factors, and trade has picked up, brightening near term prospects for both China and Hong Kong. In addition, Hong Kong financial and real estate companies benefited from lower interest rates. As we near the June 30, 1997 handover of Hong Kong to China, consensus opinion is turning increasingly optimistic that the transition will be accomplished smoothly. Given our view that Hong Kong and China-related stocks will continue to be strong in 1997, we have added new names, including New World Development.

INDONESIA

   In Indonesia, a calmer political environment following last summer's riots has been a supportive factor for the stock market. We remain enthusiastic about Indonesia going forward because we see it as one of the Asian economies that stands to benefit most as interest rates fall. Stock price valuations in Indonesia are among the most attractive in our universe.

   On a "bottom-up" view we also find much to like. A number of holdings in Indonesia, including Ciputra Development and Bakrie & Brothers performed well towards the end of the year, as did 1996 addition Astra International. Our holdings in the pulp and paper sector have lagged recently, as an upturn in prices has been slower to materialize than expected. We remain confident that a near-term cyclical upturn will lift margins and, longer term, we see the Indonesian pulp and paper companies taking substantial global market share due to their extremely competitive cost structure.

MALAYSIA

   Malaysia has been one of the better-performing Asian markets. Following a blistering rise in the secondary board, local investor interest returned to the main board in the fourth quarter. The market was further encouraged by a series of financial sector mergers, one of which involved portfolio holding Malayan Banking. A growing consensus that a soft landing has been achieved by the Malaysian economy and that interest rates will soon come down provided a positive backdrop. Our Malaysian holdings remain heavily weighted in the finance sector.

TAIWAN

   Taiwan was one of the stars of 1996, rising 39% in U.S. dollar terms, although fourth quarter performance was more muted. Relations with the People's Republic of China have been relatively benign. In 1996, government policies were supportive of stock valuations. These included easy liquidity and relaxed criteria for government pension plan investments. The outlook improved for the Taiwanese electronics sector, with notebook PC, component and peripheral manufacturers enjoying strong global demand. We remain enthusiastic about Taiwan's prospects.

   Our diversified Taiwan stock picks reflect our positive expectations for Taiwanese domestic growth, particularly in the financial and construction sectors (Cathay Life, UWCC Bank, Pacific Construction), as well as our longer-term conviction that Taiwan will benefit from the growth of its neighbor and estranged cousin, China. Our core holding in Evergreen Marine, a major potential beneficiary of improved relations and growing Chinese trade with the world, gives us exposure to these important changes.

The PHILIPPINES

   The Philippine stock market has risen to new highs. We have taken this opportunity to take some profits, for example, reducing longtime holding C&P Homes. Earnings growth came through in most sectors (including property), export growth remained strong, GDP growth came in ahead of expectations, and inflation dropped to record lows. Although some political uncertainty exists concerning the presidential elections coming up in 1998, we are encouraged that the first stage of a comprehensive tax reform package was approved by the Senate.

LOOKING AHEAD

   Following three years of consolidation, we believe that, with the exception of Japan, the stage has been set for an upturn in the Pacific Basin equity markets. Regional economic growth should accelerate. Current account deficits should ease as export growth rebounds and authorities loosen monetary policy after a prolonged period of restraint.

   We believe that superior stock selection will be the key to performance in the healthy economic and trade environment we envision for 1997 and over the long term. In general, the Fund is investing in undervalued, fast-growing, and well-managed companies that we believe will fare well in this climate. We have found many such companies among regional players, low-cost producers, well-positioned local companies with globally dominant partners, and consumer-oriented companies with leading market positions. Going forward, Scudder New Asia Fund will continue to seek to provide its shareholders with maximum long-term capital appreciation.

   In closing, we'd like to take this opportunity to announce that Joyce Cornell has left the Scudder New Asia Fund's management team to assume new responsibilities. Theresa Gusman has joined the team and will serve as co-lead manager with Elizabeth Allan. Theresa has served since 1995 as an analyst focusing on the Pacific Basin region in Scudder's Global Equity Group. Prior to joining Scudder, Ms. Gusman spent 11 years as an equity research analyst with other firms.

   Thank you for your continued interest in the Fund, and do not hesitate to call us at 1-800-349-4281 with any questions or suggestions.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

Other Information
--------------------------------------------------------------------------------
Investment Manager

   The  investment  manager  of  Scudder  New Asia Fund,  Inc.  (the  "Fund") is
Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Europe Fund, and Scudder World Income Opportunities Fund are traded on the New York Stock Exchange and The First Iberian Fund is traded on the American Stock Exchange.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan, who has been a member of the Fund's team since its inception in 1987, has 12 years of Pacific Basin research and investment management experience. Theresa Gusman, who became Co-Lead Portfolio Manager in 1997, helps set the Fund's general investment strategies. Ms. Gusman, who joined Scudder in 1995 and the Fund's team in 1996, has 13 years of experience working in the investment industry. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing, including 19 years of experience as a portfolio manager, and has been at Scudder since 1976. Seung Kwak, Portfolio Manager, has directed our Tokyo-based research effort since he joined Scudder in 1988. Joyce E. Cornell, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1991. Ms. Cornell has eight years of investment experience as a research analyst.

Dividend Reinvestment Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, (800) 426-5523.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

SCUDDER NEW ASIA FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1996
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)
               -------------------   --------------------
                           AVERAGE                AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL
               -------------------   --------------------
QUARTERLY        -2.78         --        2.41          --
ONE YEAR        -11.56     -11.56        2.46        2.46
THREE YEAR      -34.19     -13.02      -12.18       -4.24
FIVE YEAR        25.46       4.64       55.16        9.18
LIFE OF FUND*   107.35       7.94      172.36       11.07



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1987*    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $10.81   $12.04   $16.36  $13.44  $14.94  $14.73  $25.06  $17.44  $15.29  $15.26
INCOME DIVIDENDS..   $  .02   $  .05   $   --  $  .08  $  .08  $  .08  $  .32  $  .23  $   --  $  .02
CAPITAL GAINS
DISTRIBUTIONS.....   $   --      --    $ 1.38  $ 2.11  $  .11  $  .43  $  .08  $ 4.20  $ 1.67   $ .33
TOTAL RETURN (%)..    -2.93    11.78    47.84   -2.77   12.54    1.94   73.32  -11.67   -2.96    2.46



(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

 * The Fund commenced operations on June 25, 1987.

   PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
   FUND.

SCUDDER NEW ASIA FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION

Common Stocks        96%
Convertible Bonds     2%
Cash Equivalents      1%
Limited Partnership   1%
                    ----
                    100%
                    ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------

Geographical breakdown of the Fund's equity securities

Hong Kong                22%
Japan                    17%
Indonesia                12%
Malaysia                 12%
Taiwan                   10%
India                     6%
Thailand                  6%
Singapore                 4%
Korea                     4%
Other                     7%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------

Sector breakdown of the Fund's equity securities

Financial               38%
Manufacturing           15%
Transportation           8%
Consumer Staples         7%
Durables                 7%
Consumer Discretionary   5%
Metals and Minerals      5%
Service Industries       4%
Construction             4%
Other                    7%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (25% of Portfolio)

 1.  HUTCHISON WHAMPOA, LTD.
     Container terminal and real estate company in Hong Kong

 2.  FIRST PACIFIC CO., LTD.
     International management and investment company in Hong Kong

 3.  HSBC HOLDINGS LTD.
     Bank in Hong Kong

 4.  SWIRE PACIFIC CO., LTD.
     General trading and real estate company in Hong Kong

 5.  NICHIEI CO., LTD.
     Finance company for small- and medium-sized firms in Japan

 6.  OVERSEAS UNION BANK LTD.
     Leading bank group in Singapore

 7.  EVERGREEN MARINE CORP.
     Operator of containerized freighters in Taiwan

 8.  ASTRA INTERNATIONAL INC.
     Distributor of automobiles, motorcycles and related spare parts in Indonesia

 9.  ARAB-MALAYSIAN CORP.
     Investment holding company with interest in financial services, infrastructure and property

10.  MALAYAN BANKING BERHAD
     Leading banking and financial services group

 .

[LOGO] SCUDDER NEW ASIA FUND, INC.
INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
                             PRINCIPAL                                                                      MARKET
                             AMOUNT (C)                                                                    VALUE ($)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%
UNITED STATES                   2,197,000 Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/96 at 6.7% to be repurchased at $2,197,818
                                            on 1/2/97, collateralized by a $2,067,000 U.S. Treasury
                                            Note, 8.25%, 7/15/98  (Cost $2,197,000)...................       2,197,000
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIP - 0.6%

JAPAN                              1 unit JAFCO #6 Investment Enterprise Partnership
                                            (Venture capital company) (Cost $773,606) (b).............         799,244
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.7%

JAPAN 0.5%             JPY     72,000,000 Softbank Corp., 3/31/00 (Computer software wholesaler)......         635,386
                                                                                                         -------------
MALAYSIA 0.2%          MYR        379,000 Multi-Purpose Holdings Berhad ICUL, 3% 12/31/02
                                            (Investment holding company) (b)..........................         167,123
                       MYR        213,000 Renong Berhad ICUL, 4%, 5/21/01 (Holding company
                                            involved in engineering and construction, financial
                                            services, telecommunications and information
                                            technology)...............................................          89,400
                                                                                                         -------------
                                                                                                               256,523
                                                                                                         -------------
PHILIPPINES 0.7%                  654,000 AYALA International Finance Co., 3%, 6/8/00
                                            (Industrial conglomerate).................................         928,680
                                                                                                         -------------
THAILAND 0.3%                     835,000 Sahaviriya Steel Industries PCL, 3.5%, 7/26/05
                                            (Manufacturer of hot rolled coils)........................         388,275
                                                                                                         -------------
                                          TOTAL CONVERTIBLE BONDS (COST $2,153,701)...................       2,208,864
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.8%

                               Shares
                            -----------
CHINA 2.0%                         94,900 China Yuchai International Ltd. (Holding company which
                                            manufactures and sells diesel truck engines)..............         450,775
                                  113,000 Guangshen Railway Co. Ltd.* (ADR) (Operator of only
                                            railroad in the Pearl River delta)........................       2,330,625
                                                                                                         -------------
                                                                                                             2,781,400
                                                                                                         -------------
HONG KONG 21.7%                    89,000 Cosco Pacific Ltd. (Shipping containers leasing and
                                            management)...............................................         103,562

                      The accompanying notes are an integral part of the financial statements.
                                                      9



[LOGO] SCUDDER NEW ASIA FUND, INC.
INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996 (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                  SHARES                                                                     VALUE ($)
----------------------------------------------------------------------------------------------------------------------
                                3,337,486 First Pacific Co., Ltd. (International management and
                                            investment company).......................................       4,336,639
                                  269,000 Guoco Group Ltd. (Investment holding company)...............       1,505,941
                                  180,229 HSBC Holdings Ltd. (Bank)...................................       3,856,474
                                   83,500 Hang Seng Bank Ltd. (Commercial banking and related
                                            financial services).......................................       1,014,804
                                  608,000 Hutchison Whampoa, Ltd. (Container terminal and real
                                            estate company)...........................................       4,775,486
                                  670,000 Jinhui Shipping and Transportation Ltd. (Operator of
                                            cargo fleet of ships transporting steel, iron ore,
                                            non-ferrous metals and agricultural products).............         670,000
                                7,274,000 Joyce Boutique Holdings (Designer fashion retailing
                                            and distribution, housewares retailing)...................       1,843,305
                                  582,000 Kerry Properties Ltd.* (Real estate company)................       1,595,242
                                  296,000 New World Development Co., Ltd. (Property investment and development, construction and engineering, hotels
                                            and restaurants, telecommunications)......................       1,990,045
                                1,046,200 Shangri-La Asia Ltd. (Hotel and property holding company)...       1,548,774
                                  384,000 Swire Pacific Co., Ltd. "A" (General trading and real estate
                                            company)..................................................       3,673,929
                                  458,000 Television Broadcasts, Ltd. (Television broadcasting).......       1,829,750
                                  456,000 VTech Holdings Ltd. (Manufacturer of consumer electronic
                                            products).................................................         819,497
                                                                                                         -------------
                                                                                                            29,563,448
                                                                                                         -------------
INDIA 5.7%                         46,100 Bajaj Auto (GDR) (Maker of two and three wheel vehicles)....       1,567,400
                                   20,100 Housing Development Finance Corp. Ltd. (Housing finance
                                            provider to individuals, corporations and developers).....       1,262,487
                                   52,600 Indian Hotels & Resorts Co., Ltd. (GDR) (Hotel operator)....       1,328,150
                                1,124,600 Indorama Synthecs (Producer of polyester fibers, yarn and
                                            fabrics)..................................................         661,898
                                  171,800 Mahanagar Telephone Nigam Ltd. (Telecommunication
                                            services in Delhi and Bombay).............................       1,135,749
                                  111,900 Mahindra & Mahindra Ltd. (Manufacturer of automobiles,
                                            farm equipment and automotive components).................       1,033,944
                                   51,800 Ranbaxy Laboratories (GDR) (Pharmaceutical company).........         880,600
                                                                                                         -------------
                                                                                                             7,870,228
                                                                                                         -------------

INDONESIA 12.0%                   135,800 Asia Pulp & Paper Co., Ltd.* (ADR) (Producer of pulp
                                            and paper)................................................       1,544,725

                              The accompanying notes are an integral part of the financial statements.
                                                              10


----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                  SHARES                                                                     VALUE ($)
----------------------------------------------------------------------------------------------------------------------
                                  986,500 Astra International Inc. (Foreign registered) (Distributor of
                                            automobiles, motorcycles and related spare parts)                2,714,754
                                4,828,000 Bakrie & Brothers (Manufacturer of industrial steel products, steel pipes, corrugated sheet iron, asbestos and fiber
                                            cements)..................................................       1,992,930
                                1,163,600 Bank Bira (Foreign registered) (Commercial, corporate and
                                            foreign exchange banking).................................       1,379,373
                                1,414,500 Ciputra Development Co. (Foreign registered) (Developer of office properties, shipping and commercial centers,
                                            industrial, properties and sports facilities).............       1,467,199
                                  430,000 HM Sampoerna (Foreign registered) (Tobacco company).........       2,293,819
                                1,674,000 Indorama Synthetics (Foreign registered) (Producer of
                                            polyester fibers, yarn and fabrics).......................       1,630,059
                                  842,000 Jaya Real Properties (Foreign registered) (Property
                                            developer)................................................       1,176,376
                                  233,500 Modern Photo Film Co. (Foreign registered) (Photographic
                                            film distributor).........................................         741,427
                                2,274,000 Sekar Bumi (Foreign registered) (Producer of frozen raw
                                            shrimp, prawns and fish)..................................       1,444,115
                                                                                                         -------------
                                                                                                            16,384,777
                                                                                                         -------------

JAPAN 16.0%                        36,000 Ariake Japan Co., Ltd. (Leading maker of natural seasonings
                                            made from meat extracts) (b)..............................       1,156,377
                                   35,100 Asatsu Inc. (Advertising agency)............................       1,115,344
                                   43,600 FCC Co., Ltd. (Manufacturer of motorcycle and automobile
                                            clutches).................................................       1,185,908
                                   52,000 Honda Motor Co., Ltd. (Leading automobile and
                                            motorcycle manufacturer)..................................       1,486,227
                                   21,000 Japan Associated Finance Co. (Venture capital company)......       1,659,183
                                  123,000 Mitsubishi Estate Co., Ltd. (Prestigious real estate co.)...       1,263,880
                                   44,326 Nichiei Co., Ltd. (Finance company for small- and
                                            medium-sized firms).......................................       3,272,492
                                   19,600 Nintendo Co., Ltd. (Game equipment manufacturer)............       1,403,022
                                   33,000 Pioneer Electronics Corp. (Leading manufacturer of audio
                                            equipment)................................................         629,738
                                   16,000 Riso Kagaku Corp. (Manufacturer of copying machines)........       1,027,891
                                   15,000 Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of
                                            clothing, household goods and foodstuffs).................       1,113,893
                                   11,000 Shohkoh Fund & Co., Ltd. (Finance company for small- and
                                            medium-sized firms).......................................       2,393,576

                     The accompanying notes are an integral part of the financial statements.
                                                    11



[LOGO] SCUDDER NEW ASIA FUND, INC.
INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996 (continued)

----------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                   SHARES                                                                     VALUE ($)
----------------------------------------------------------------------------------------------------------------------
                                   11,900 Square Co., Ltd. (Producer of software for video games).....         601,114
                                   60,000 Sumitomo Electric Industries, Ltd. (Leading manufacturer of
                                            electric wires and cables)................................         839,306
                                  149,000 Toshiba Engineering & Construction Co., Ltd. (Leading
                                            installer of thermal and nuclear power plants)............       1,087,169
                                   26,400 Toyota Motor Corp. (ADR) (Leading automobile
                                            manufacturer).............................................       1,518,000
                                                                                                         -------------
                                                                                                            21,753,120
                                                                                                         -------------

KOREA 3.5%                         53,480 Dong-A Pharmaceutical (Pharmaceutical company)..............       1,031,626
                                   32,900 Kolon Industries, Inc.* New (Manufactures nylon, polyester
                                            yarn and fabrics).........................................         552,876
                                   46,600 Kookmin Bank (GDR) (Major commercial bank)..................         856,275
                                  116,400 Pohang Iron & Steel Co., Ltd. (ADR) (Leading steel
                                            producer).................................................       2,357,100
                                                                                                         -------------
                                                                                                             4,797,877
                                                                                                         -------------

MALAYSIA 11.2%                    145,000 AMMB Holdings Berhad (Holding company for Arab
                                            Malaysian Merchant Bank Berhad which provides
                                            financial, insurance and investment services).............         809,543
                                  544,000 Arab-Malaysian Corp. (Investment holding company with interests in financial services, infrastructure and
                                            property).................................................       2,714,076
                                  153,988 Commerce Asset Holdings (Bank)..............................       1,131,600
                                  490,000 Linkaran Trans Kota Holdings Berhad* (Toll road operator)...       1,008,909
                                  220,000 Malayan Banking Berhad (Leading banking and financial
                                            services group)...........................................       2,439,121
                                  126,000 Malaysia Assurance Alliance Berhad (Multi-line insurance
                                            company)..................................................         613,661
                                  560,000 Malaysian Airline System Berhad (Air transportation and
                                            related services).........................................       1,452,386
                                   14,000 Malaysian Resources Corp. (Property development and
                                            investment)...............................................          55,157
                                  379,000 Multi-Purpose Holdings Berhad (Investment holding
                                            company)..................................................         735,340
                                  117,600 Oriental Holdings Berhad (Investment holding company).......         800,919
                                  621,000 Public Bank Berhad (Foreign registered) (Commercial bank)...       1,315,522
                                1,242,000 Renong Berhad (Holding company involved in
                                            engineering, construction, financial services,
                                            telecommunication and information technology).............       2,203,191
                                                                                                         -------------
                                                                                                            15,279,425
                                                                                                         -------------

                       The accompanying notes are an integral part of the financial statements.
                                                       12


----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                  SHARES                                                                     VALUE ($)
----------------------------------------------------------------------------------------------------------------------
PAKISTAN 0.0%                          17 Adamjee Insurance Co., Ltd. (Insurance company).............              37
PHILIPPINES 2.5%                3,249,300 Aboitiz Equity Ventures Inc. (Conglomerate: electricity,       -------------
                                            infrastructure, shipbuilding).............................         327,401
                                1,474,000 C & P Homes, Inc. (Home construction company)...............         756,616
                                  187,040 First Philippine Holdings Corp. "B" (Holding company involved in electric power distribution, construction
                                            services and passenger bus transportation)................         426,707
                                2,208,750 International Container Terminal Services, Inc.
                                            (Containerized cargo handling firm).......................       1,154,765
                                3,873,000 RFM Corp. (Manufactures, wholesales, and distributes
                                            food products)............................................         662,681
                                  440,600 SM Prime Holdings Corp. (Leader in commercial center
                                            operations)...............................................         113,919
                                                                                                         -------------
                                                                                                             3,442,089
                                                                                                         -------------

SINGAPORE 4.3%                    394,000 Overseas Union Bank Ltd. (Leading bank group)...............       3,040,949
                                  203,000 Singapore Airlines Ltd. (Foreign registered)
                                            (Scheduled airline).......................................       1,842,421
                                  324,000 Wing Tai Holdings Ltd. (Property investment and
                                            development, garment manufacturing, trading in fabric
                                            and architectural products)...............................         926,177
                                                                                                         -------------
                                                                                                             5,809,547
                                                                                                         -------------

TAIWAN 9.8%                     1,133,000 Asia Cement Corp. (Cement producer).........................       2,060,000
                                  309,250 Cathay Life Insurance Co. (Life insurance company)..........       1,967,955
                                  707,250 China Development Corp. (Provider of loan and guarantee
                                            services to manufacturing and service industries).........       2,160,327
                                1,099,000 Evergreen Marine Corp. (Operator of containerized freighters)      2,198,000
                                   37,000 Evergreen Marine Corp.* (GDR) (Operator of containerized
                                            freighters)...............................................         735,375
                                  106,353 Far Eastern Department Store (Department store chain).......         145,800
                                1,295,000 Pacific Construction Co.....................................       1,106,636
                                  570,000 Sangyang Industrial Co. (Motorcycle manufacturer)...........       1,274,727
                                  302,000 Umax Data Systems Inc. (Manufacturer of computer image
                                            scanners).................................................       1,076,218
                                  239,200 United World Chinese Commercial Bank
                                            (Commercial banking)......................................         630,618
                                                                                                         -------------
                                                                                                            13,355,656
                                                                                                         -------------

THAILAND 5.5%                      59,600 Ban Pu Coal Public Co., Ltd. (Foreign registered) (Leading
                                            miner of sub-bituminous coal in southeast Asia)...........       1,106,200

                        The accompanying notes are an integral part of the financial statements.
                                                      13



[LOGO] SCUDDER NEW ASIA FUND, INC.
INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996 (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                  SHARES                                                                     VALUE ($)
----------------------------------------------------------------------------------------------------------------------
                                  108,700 Bangkok Bank Ltd. (Foreign registered) (Leading
                                            commercial bank)..........................................       1,051,142
                                   20,800 Berli Jucker PCL (Exports and import of cosmetics,
                                            confectionery, and photographic industrial chemicals).....          76,238
                                  102,900 PTT Exploration and Production Co., Ltd. (Foreign
                                            registered) (Petroleum refinery)..........................       1,484,559
                                   27,300 Siam Cement Co., Ltd. (Foreign registered) (Construction
                                            materials and industrial conglomerate)....................         855,853
                                       62 TPI Polene Co., Ltd. (Foreign registered) (Producer and
                                            distributor of low density polyethylene plastic pellets)..             115
                                  128,960 Thai Farmers Bank PCL (Foreign registered)
                                            (Commercial bank).........................................         804,554
                                   16,120 Thai Farmers Bank PCL Warrants* (expire 9/15/02)............          15,243
                                  229,600 Thai Military Bank PCL (Foreign registered)
                                            (Commercial bank).........................................         452,109
                                  256,600 Tipco Asphalt PCL (Foreign registered) (Manufacturer of
                                            asphalt emulsion and cement)..............................       1,560,852
                                                                                                         -------------
                                                                                                             7,406,865
UNITED STATES 1.6%                 77,200 Freeport McMoRan Copper & Gold, Inc. "A" (U.S. company         -------------
                                            mining in Indonesia)......................................       2,171,250
                                                                                                         -------------
                                          TOTAL COMMON STOCKS (COST $115,253,531).....................     130,615,719
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS 0.3%
                             PRINCIPAL
                             AMOUNT (C)
                            ------------
Japan                  JPY  1,132,780,000 Put on Japanese Yen, strike price JPY 110, expire 7/8/97
                                            (Cost $218,627)...........................................         417,543
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO - 100%  (COST $120,596,465) (a)..     136,238,370
                                                                                                         =============
(a) The cost for federal income tax purposes was $122,235,620. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $14,002,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,492,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,489,946.

               The accompanying notes are an integral part of the financial statements.
                                                      14






(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,122,744 (1.6% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1996 aggregated $1,966,569. These securities may also have certain restrictions as to resale.

(c) Principal amount is stated in U.S. dollars unless otherwise noted.

    Currency abbreviations
    ------------------------
    JPY        Japanese Yen

    MYR        Malaysian Ringgit

*   Non-income producing security.
    See page 8 for sector breakdown of the Fund's equity securities.

    At December 31, 1996, the outstanding written option was as follows (Note A):

                                 Principal        Expiration     Strike      Market
    Call Option                  Amount (JPY)         Date        Price       Value
    -------------------------    -------------     ----------  -----------   --------
    Japanese Yen (Premium
      received $218,627)         1,132,780,000       7/8/97    JPY  100.73    30,812

    Transactions in written call options during the year ended December 31, 1996 were:

                                       Options on Currencies
                                  ------------------------------
                                   Japanese Yen       Premiums
                                      (000's)        Received ($)
                                   ------------------------------
    Outstanding at
      December 31, 1995             1,500,000          352,500
      Written                       1,132,780          218,627
      Closed                       (1,500,000)        (352,500)
                                   ------------------------------
    Outstanding at
    December 31 1996              1,132,780          218,627

                The accompanying notes are an integral part of the financial statements.
                                             15



[LOGO] SCUDDER NEW ASIA FUND, INC.
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $120,596,465) (Note A)................                $   136,238,370
Cash..........................................................................                            785
Foreign currency holdings, at market (identified cost $2,176,866) (Note A)....                      2,178,422
Other receivables:
  Investments sold............................................................                         76,411
  Dividends and interest......................................................                        118,988
Foreign taxes recoverable.....................................................                          3,210
Other assets..................................................................                          1,307
                                                                                              ---------------
  Total assets................................................................                    138,617,493

LIABILITIES
Payables:
  Investments purchased.......................................................$    2,489,074
  Dividends payable...........................................................     2,359,000
  Written options, at market (premiums received $218,627).....................        30,812
  Accrued management fee (Note C).............................................       134,837
  Other accrued expenses (Note C).............................................       240,084
    Total liabilities.........................................................---------------       5,253,807
                                                                                              ---------------
Net assets, at market value...................................................                $   133,363,686
                                                                                              ===============
NET ASSETS
Net assets consist of:
  Accumulated distributions in excess of net investment income................                $   (1,473,352)
  Accumulated net realized gain...............................................                        554,826
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................                     15,641,905
    Written options...........................................................                        187,815
    Foreign currency related transactions.....................................                           (400)
  Paid-in capital.............................................................                    118,452,892
                                                                                              ---------------
Net assets, at market value...................................................                $   133,363,686
                                                                                              ===============
NET ASSET VALUE per share ($133,363,686 / 8,737,037 shares of common stock
  issued and outstanding, $.01 par value, 50,000,000 shares authorized).......                        $ 15.26
                                                                                                      =======

                      The accompanying notes are an integral part of the financial statements.
                                                       16

--------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Dividends (net of taxes withheld of $226,342).............................                   $  1,632,384
    Interest (net of taxes withheld of $408)..................................                        549,857
                                                                                                 ------------
                                                                                                    2,182,241

  Expenses:
    Management fee (Note C)...................................................  $  1,644,838
    Custodian and accounting fees (Note C)....................................       471,603
    Directors' fees and expenses (Note C).....................................       134,531
    Reports to shareholders...................................................        85,219
    Auditing..................................................................        93,633
    Services to shareholders..................................................        45,826
    Legal.....................................................................        19,172
    Interest..................................................................         3,031
    Other.....................................................................        52,438        2,550,291
                                                                                ------------     ------------
  Net investment loss.........................................................                       (368,050)
                                                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
    Investments...............................................................     4,380,510
    Options...................................................................       342,000
    Foreign currency related transactions.....................................      (187,538)       4,534,972
                                                                                ------------
  Net unrealized appreciation (depreciation) during the period on:
    Investments...............................................................    (1,333,529)
    Written Options...........................................................       (91,935)
    Foreign currency related transactions.....................................         1,492       (1,423,972)
                                                                                ------------     ------------
  Net gain on investment transactions.........................................                      3,111,000
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                   $  2,742,950
                                                                                                 ============

                      The accompanying notes are an integral part of the financial statements.
                                                    17


[LOGO] SCUDDER NEW ASIA FUND, INC.
FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                   YEARS ENDED DECEMBER 31,
                                                                              --------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                  1996              1995
--------------------------------------------------------------------------------------------------------------
Operations:
  Net investment loss.........................................................$    (368,050)   $      (90,715)
  Net realized gain from investment transactions..............................     4,534,972        6,334,507
  Net unrealized depreciation on investment transactions during
    the period................................................................    (1,423,972)     (10,105,132)
                                                                              --------------   --------------
Net increase (decrease) in net assets resulting from operations...............     2,742,950       (3,861,340)
Distributions to shareholders:................................................--------------   --------------
  In excess of net investment income..........................................      (174,619)              --
                                                                              --------------   --------------
  From net realized gain from investment transactions.........................    (2,882,677)     (13,083,441)
                                                                              --------------   --------------
  In excess of net realized gain from investment transactions.................            --       (1,376,361)
                                                                              --------------   --------------
Reinvestment of distributions.................................................       810,268        4,317,420
                                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS.............................................       495,922      (14,003,722)
Net assets at beginning of period.............................................   132,867,764      146,871,486
NET ASSETS AT END OF PERIOD (including accumulated ...........................--------------   --------------
  distributions in excess of net investment income
  of $1,473,352 and $1,030,023, respectively).................................$  133,363,686   $  132,867,764
OTHER INFORMATION.............................................................==============   ==============
INCREASE IN FUND SHARES
Shares outstanding at beginning of period.....................................     8,688,394        8,423,056
  Shares issued to shareholders in reinvestment of distributions..............        48,643          265,338
                                                                              --------------   --------------
Shares outstanding at end of period...........................................     8,737,037        8,688,394
                                                                              ==============   ==============

                      The accompanying notes are an integral part of the financial statements.
                                                         18


[LOGO] SCUDDER NEW ASIA FUND, INC.
-------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (A) AND
OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
-------------------------------------------------------------------------------------------------

                                                            YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE                    1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period............  $ 15.29   $ 17.44   $ 25.06   $ 14.73   $ 14.94
Income from investment operations:                -------   -------   -------   -------   -------
  Net investment income (loss)..................     (.04)     (.01)      .05       .10       .08
  Net realized and unrealized gain (loss) on
    investments.................................      .36      (.47)    (3.21)    10.63       .22
                                                  -------   -------   -------   -------   -------
Total from investment operations................      .32      (.48)    (3.16)    10.73       .30
                                                  -------   -------   -------   -------   -------
Dilution resulting from rights offering.........       --        --      (.03)       --        --
Less distributions:                               -------   -------   -------   -------   -------
  From net investment income....................       --        --        --      (.15)     (.08)
  In excess of net investment income............     (.02)       --      (.23)     (.17)       --
  From net realized gains on investments........     (.33)    (1.51)    (4.20)       --      (.43)
  In excess of net realized gains
    on investments..............................       --      (.16)       --      (.08)       --
                                                  -------   -------   -------   -------   -------
Total distributions.............................     (.35)    (1.67)    (4.43)     (.40)     (.51)
                                                  -------   -------   -------   -------   -------
Net asset value, end of period..................  $ 15.26   $ 15.29   $ 17.44   $ 25.06   $ 14.73
                                                  =======   =======   =======   =======   =======
Market value, end of period.....................  $ 12.50   $ 14.50   $ 16.16(c)$ 27.38   $ 14.25
TOTAL RETURN                                      =======   =======   =======   =======   =======
  Per share market value (%)....................   (11.56)     (.66)   (25.10)    95.71     (2.59)
  Per share net asset value (%) (b).............     2.46     (2.96)   (11.67)    73.32      1.94
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions)........      133       133       147       178       104
  Ratio of operating expenses (excluding
    interest) to average net assets (%).........     1.87      1.74      1.67      1.71      1.76
  Ratio of net investment income (loss)
    to average net assets (%)...................     (.27)     (.07)      .21       .56       .50
  Portfolio turnover rate (%)...................     88.5      58.1      81.6      10.3      13.7
  Average commission rate paid (d)..............  $0.0106    $   --    $   --    $   --    $   --

(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the
    Fund based on market.
(c) Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on
    January 17, 1995, relating to a due bill which entitles individuals who purchased shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.
(d) Average commission rate paid per share of common and preferred securities is calculated for fiscal years ending on or after December 31, 1996.

                      The accompanying notes are an integral part of the financial statements.
                                                  19


[LOGO]SCUDDER NEW ASIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------
A. SIGNIFICANT ACCOUNTING POLICIES

Scudder New Asia Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period the fund purchased put options and wrote call options on Japanese Yen as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

[LOGO]SCUDDER NEW ASIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
---------------------------------------------------------------------
Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $262,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1997.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. Distributions of net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date except in situations where, under New York Stock Exchange rules, the ex-dividend date is deferred until after the payment date.

B. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $117,169,226 and $116,781,094, respectively.

C. RELATED PARTIES

Under the Investment Advisory and Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager") the Fund has agreed to pay the Manager a fee equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. As manager of the assets of the Fund, the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Management Agreement. For the year ended December 31, 1996, the fee pursuant to the agreement amounted to $1,644,838, which is equivalent to an annual effective rate of 1.21% of the Fund's average daily net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $129,776, of which $11,065 is unpaid at December 31, 1996.

The Fund pays each Director not affiliated with the Manager, $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Directors' fees and expenses aggregated $134,531.

D. INVESTING IN FOREIGN MARKETS

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

[LOGO]SCUDDER NEW ASIA FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW ASIA FUND,
INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Asia Fund, Inc., including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                            COOPERS & LYBRAND L.L.P
February 12, 1997

[LOGO]SCUDDER NEW ASIA FUND, INC.
TAX INFORMATION
---------------------------------------------------------------------
By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $.33 per share from long-term capital gains during its year ended December 31, 1996. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,210,592 as a long-term capital gain dividend for the fiscal year ended December 31, 1996.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States for its year ended December 31, 1996 was $0.036 per share (representing a total of $269,478). The total amount of taxes paid by the Fund to such countries was $0.026 per share (representing a total of $226,750). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 1996:

                1996 Foreign Tax Credit Tables
                -----------------------------
Country         Foreign Income  Foreign Taxes
--------------- --------------  -------------
China               0.05%            --%
Hong Kong          21.86             --
Indonesia          11.48          20.49
India               2.07           3.53
Japan              13.30          13.31
Korea               7.90           4.96
Malaysia            4.79          11.28
Philippines         1.48           1.76
Singapore           3.21          10.14
Taiwan              1.72          19.53
Thailand            5.62           3.90
United Kingdom      4.60          11.10
United States      21.92             --
                 --------        --------
                 100.00%         100.00%
                 ========        ========

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent. Note that the Fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing  of  Dividends  andDistributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200,
(617) 328-5000, ext. 6406.

Shareholder Meeting Results
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of Scudder New Asia Fund, Inc. was held on Monday, October 7, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.



1. The election of four Directors of the Fund to hold office until their respective successors shall have been duly elected and qualified.

   Director:                             Number of Votes:
                            For              Withheld         Broker Non-Votes*
                            ---              --------         -----------------
   Nicholas Bratt        5,465,997           171,303                  0
   Dr. Wilson Nolen      5,461,693           175,607                  0
   Hugh T. Patrick       5,467,033           170,267                  0
   Kathryn L. Quirk      5,454,619           182,680                  0



2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1996.

                                Number of Votes:
                                ----------------
      For          Against            Abstain           Broker Non-Votes*
      ---          -------            -------           -----------------
   5,551,324       36,685              49,291                   0

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers
--------------------------------------------------------------------------------
DANIEL PIERCE*
    Chairman of the Board and Director
NICHOLAS BRATT*
    President and Director
PAUL BANCROFT III
    Director
ROBERT J. CALLANDER
    Director
THOMAS J. DEVINE
    Director
WILLIAM H. GLEYSTEEN, JR.
    Director
JAMES W. MORLEY
    Honorary Director
DR. WILSON NOLEN
    Director
HUGH T. PATRICK
    Director
KATHRYN L. QUIRK*
    Director, Vice President & Assistant Secretary
ROBERT G. STONE, JR.
    Honorary Director
ELIZABETH J. ALLAN*
    Vice President
JERARD K. HARTMAN*
    Vice President
SEUNG KWAK*
    Vice President
DAVID S. LEE*
    Vice President
THOMAS F. McDONOUGH*
    Secretary and Assistant Treasurer
PAMELA A. McGRATH*
    Treasurer
EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.